Exhibit 21

List of Subsidiaries

Company Name	State of Incorporation	DBAs
308 Furman, Ltd.	TX
360 Developers, LLC	FL
Ann Arundel Farms, Ltd.	TX
Aquaterra Utilities, Inc.	FL
Asbury Woods L.L.C.	IL
Astoria Options, LLC	DE
Autumn Creek Development, Ltd.	TX
Aylon, LLC	DE
Bay Colony Expansion 369, Ltd.	TX
Bay River Colony Development, Ltd.	TX
BB Investment Holdings, LLC	NV
BCI Properties, LLC	NV
Belle Meade LEN Holdings, LLC	FL
Belle Meade Partners, LLC	FL
BPH I, LLC	NV
Bramalea California, Inc.	CA
Bressi Gardenlane, LLC	DE
Builders LP, Inc.	DE
Cambria L.L.C.	IL
Cary Woods, LLC	IL
Casa Marina Development, LLC	FL
Caswell Acquisition Group, LLC	DE
Cedar Lakes II, LLC	NC
Chancellor Place at Hamilton, LLC	NJ	Lennar
Cherrytree II LLC	MD
CL Ventures, LLC	FL
Colonial Heritage LLC	VA
Concord Station, LLP	FL	Club Concord Station
Coto de Caza, Ltd., Limited Partnership	CA
Coventry L.L.C.	IL
CP Red Oak Management, LLC	TX
CP Red Oak Partners, Ltd.	TX
Creekside Crossing, L.L.C.	IL
Danville Tassajara Partners, LLC (inactive but not formally dissolved)	DE
Darcy-Joliet, LLC	IL
DBJ Holdings, LLC	NV
DCA Financial, LLC	FL
DTC Holdings of Florida, LLC	FL
Eagle Bend Commercial, LLC	CO
Eagle Home Mortgage Holdings, LLC	DE
Eagle Home Mortgage of California, Inc.	CA
Eagle Home Mortgage, LLC	DE
Edgewater Reinsurance, Ltd.
Estates Seven, LLC	DE
Evergreen Village LLC	DE
F&R Florida Homes, LLC	FL
F&R QVI Home Investments USA, LLC	DE

List of Subs for 10k fiscal year ended 11/30/2011

Company Name	State of Incorporation	DBAs
Fidelity Guaranty and Acceptance Corp.	DE	FIRST TEXAS FIDELITY COMPANY
FLORDADE LLC	FL
Fox-Maple Associates, LLC	NJ	Maple Ridge Associates, LLC
Friendswood Development Company, LLC	TX
Garco Investments, LLC	FL
Greentree Holdings, LLC	NJ
Greystone Construction, Inc.	AZ
Greystone Homes of Nevada, Inc.	DE
Greystone Homes, Inc.	DE
Greystone Nevada, LLC	DE	Lennar Homes
Greywall Club L.L.C.	IL
Harveston, LLC	DE
Haverford Venture L.L.C.	IL
Haverton L.L.C.	IL
HCC Investors, LLC	DE
Heathcote Commons LLC	VA
Heritage of Auburn Hills, L.L.C.	MI
Hewitts Landing Trustee, LLC	MA
Home Buyer’s Advantage Realty, Inc.	TX
Homecraft Corporation	TX
HTC Golf Club, LLC	CO
Inactive Companies, LLC	FL
Independence L.L.C.	VA
Isles at Bayshore Club, LLC	FL
Lakelands at Easton, L.L.C.	MD
Lakeside Farm, LLC	MD
Largo Park Multifamily Developer, LLC	DE
LCD Asante, LLC	DE
Legends Club, LLC	FL
Legends Golf Club, LLC	FL
LEN—Belle Meade, LLC	FL
LEN—Palm Vista, LLC	FL
LEN Paradise Cable, LLC	FL
LEN Paradise Operating, LLC	FL
Len Paradise, LLC	FL
Lencraft, LLC	MD
LENH I, LLC	FL
Len-Hawks Point, LLC	FL
Lennar—BVHP, LLC	CA
Lennar Aircraft I, LLC	DE
Lennar Arizona Construction, Inc.	AZ
Lennar Arizona, Inc.	AZ
Lennar Associates Management Holding Company	FL
Lennar Associates Management, LLC	DE
Lennar Bridges, LLC	CA
Lennar Buffington Colorado Crossing, L.P.	TX
Lennar Buffington Zachary Scott, L.P.	TX
Lennar Carolinas, LLC	DE

List of Subs for 10k fiscal year ended 11/30/2011

Company Name	State of Incorporation	DBAs
Lennar Central Park, LLC	DE
Lennar Central Region Sweep, Inc.	NV
Lennar Central Texas, L.P.	TX
Lennar Chicago, Inc.	IL	Lennar
Lennar Cobra, LLC	DE
Lennar Colorado, LLC	CO	Blackstone Country Club
Lennar Communities Development, Inc.	DE
Lennar Communities Nevada, LLC	NV
Lennar Communities of Chicago L.L.C.	IL
Lennar Communities, Inc.	CA
Lennar Construction, Inc.	AZ
Lennar Coto Holdings, L.L.C.	CA
Lennar Developers, Inc.	FL
Lennar Distressed Investments, LLC	DE
Lennar Family of Builders GP, Inc.	DE
Lennar Family of Builders Limited Partnership	DE
Lennar Financial Services, LLC	FL
Lennar Fresno, Inc.	CA
Lennar Gardens, LLC	FL
Lennar Georgia, Inc.	GA
Lennar Greer Ranch Venture, LLC	CA
Lennar Heritage Fields, LLC	CA
Lennar Hingham Holdings, LLC	DE
Lennar Hingham JV, LLC	DE
Lennar Homes Holding, LLC	DE
Lennar Homes of Arizona, Inc.	AZ
Lennar Homes of California, Inc.	CA
Lennar Homes of Texas Land and Construction, Ltd.	TX	Friendswood Development Company
Village Builders Land Company
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	Kingswood Sales Associates
Houston Village Builders, Inc.
Friendswood Land Development Company
Bay Oaks Sales Associates
Lennar Homes of Texas, Inc.
U.S. Home
U.S. Home of Texas
U.S. Home of Texas, Inc.
NuHome Designs, Inc.
Village Builders, Inc.
NuHome of Texas, Inc.
NuHome Designs
NuHome of Texas
Lennar Homes
Lennar Homes of Texas
Village Builders
Lennar Homes, LLC	FL	Baywinds Land Trust D/B/A Club Vineyards, Dade County
Your Hometown Builder

List of Subs for 10k fiscal year ended 11/30/2011

Company Name	State of Incorporation	DBAs
Lennar Communities, North Florida Division
Verona Trace Club, Inc.
Copper Creek Club, Inc.
Lake Osborne Trailer Ranch
Tripson Estates Club, Inc.
Club Carriage Pointe
Club Tuscany Village
Club Silver Palms
Bent Creek Club, Inc.
U.S. HOME
Club Malibu Bay
Isles of Bayshore Club
Lennar Illinois Trading Company, LLC	IL
Lennar Imperial Holdings Limited Partnership	DE
Lennar Insurance Services, Inc.	FL
Lennar Land Partners Sub II, Inc.	NV
Lennar Land Partners Sub, Inc.	DE
Lennar Layton, LLC	DE
Lennar Long Beach Promenade Partners, LLC	DE
Lennar Lytle, LLC	DE
Lennar Mare Island, LLC	CA
Lennar Marina A Funding, LLC	DE
Lennar Massachusetts Properties, Inc.	DE
Lennar Multifamily Investors, LLC	DE
Lennar New Jersey Properties, Inc.	DE
Lennar New York, LLC	NY
Lennar Northeast Properties LLC	NJ
Lennar Northeast Properties, Inc.	NV
Lennar Northwest, Inc.	DE
Lennar Pacific Properties Management, Inc.	DE
Lennar Pacific Properties, Inc.	DE
Lennar Pacific, Inc.	DE
Lennar PI Acquisition, LLC	NJ
Lennar PI Property Acquisition, LLC	NJ
Lennar PIS Management Company, LLC	DE
Lennar Placentia TOD Properties, LLC	DE
Lennar PNW, Inc.	WA
Lennar Port Imperial South, LLC	DE
Lennar Realty, Inc.	FL
Lennar Renaissance, Inc.	CA
Lennar Reno, LLC	NV	Lennar Homes
Lennar Reno, LLC	NV	Lennar Communities
Lennar Rialto Investment LP	DE
Lennar Riverside West Urban Renewal Company, L.L.C.	NJ
Lennar Riverside West, LLC	DE
Lennar Sacramento, Inc.	CA
Lennar Sales Corp.	CA
Lennar San Jose Holdings, Inc.	CA

List of Subs for 10k fiscal year ended 11/30/2011

Company Name	State of Incorporation	DBAs
Lennar Southland I, Inc.	CA
Lennar Southwest Holding Corp.	NV
Lennar Spencer’s Crossing, LLC	DE
Lennar Texas Holding Company	TX
Lennar Trading Company, LP	TX
Lennar Ventures, LLC	FL
Lennar West Valley, LLC	CA
Lennar.com Inc.	FL
Lennar/LNR Camino Palomar, LLC	CA
Lennar-Lantana Boatyard, Inc.	FL
LEN-Ryan 1, LLC	FL
Len-Verandahs, LLP	FL
LFS Holding Company, LLC	DE
LH Eastwind, LLC	FL
LH-EH Layton Lakes Estates, LLC	AZ
LHI Renaissance, LLC	FL	Club Oasis
LMI-Jacksonville, LLC	DE
LNC at Meadowbrook, LLC	IL
LNC at Ravenna, LLC	IL
LNC Communities I, Inc.	CO
LNC Communities II, LLC	CO	Fortress Genesee III, LLC
LNC Communities III, Inc.	CO
LNC Communities IV, LLC	CO
LNC Communities IX, LLC	CO
LNC Communities V, LLC	CO
LNC Communities VI, LLC	CO
LNC Communities VII, LLC	CO
LNC Communities VIII, LLC	CO
LNC Northeast Mortgage, Inc.	DE
LNC Pennsylvania Realty, Inc.	PA
Long Beach Development, LLC	TX
Lori Gardens Associates II, LLC	NJ
Lori Gardens Associates III, LLC	NJ
Lori Gardens Associates, L.L.C.	NJ
Lorton Station, LLC	VA
LW D’Andrea, LLC	DE
Madrona Ridge L.L.C.	IL
Madrona Village L.L.C.	IL
Madrona Village Mews L.L.C.	IL
Majestic Woods, LLC	NJ
Marble Mountain Partners, LLC	DE
Mid-County Utilities, Inc.	MD
Mission Viejo 12S Venture, LP	CA
Mission Viejo Holdings, Inc.	CA
Moffett Meadows Partners, LLC	DE
NASSA LLC	FL
NC Properties I, LLC	DE
NC Properties II, LLC	DE

List of Subs for 10k fiscal year ended 11/30/2011

Company Name	State of Incorporation	DBAs
NGMC Finance Company IV, LLC	FL
North American Advantage Insurance Services, LLC	TX
North American Asset Development Corporation	CA
North American Exchange Company	CA
North American Legal Services, L.L.C.	NJ
North American Services, LLC	CA
North American Title Agency, Inc.	NJ	North American Abstract Agency
North American Title Alliance, LLC	FL
North American Title Company (AZ)	AZ
North American Title Company (FL)	FL	North American Title company
North American Title Company (IL)	IL
North American Title Company (MD)	MD
North American Title Company (MN)	MN
North American Title Company (NV)	NV
North American Title Company (TX)	TX	Southwest Land Title Company
North American Title Company of Colorado	CO
North American Title Company, Inc. (CA)	CA
North American Title Company, LLC (OH)	OH
North American Title Florida Alliance, LLC	FL
North American Title Group, Inc. (FL)	FL
North American Title Insurance Company	CA
North American Title Solutions, LLC	FL
North American Title, LLC (UT)	UT
North American Trust, Inc.	FL
Northbridge L.L.C.	IL
Northeastern Properties LP, Inc.	NV
OHC/Ascot Belle Meade, LLC	FL
One SR, L.P.	TX
Palm Gardens At Doral Clubhouse, LLC	FL
Palm Gardens at Doral, LLC	FL
Palm Vista Preserve, LLC	FL
PD-Len Boca Raton, LLC	DE
PD-Len Delray, LLC	DE
PG Properties Holding, LLC	NC
Pioneer Meadows Development, LLC	NV
Pioneer Meadows Investments, LLC	NV
POMAC, LLC	MD
Port Imperial South Building 14, LLC	NJ
Prestonfield L.L.C.	IL
Providence Lakes, LLP	FL
Raintree Village II L.L.C.	IL
Raintree Village, L.L.C.	IL
Renaissance Joint Venture	FL
Reserve @ Pleasant Grove II LLC	NJ	Lennar
Reserve @ Pleasant Grove LLC	NJ	Lennar
Reserve at River Park, LLC	NJ
Reserve at South Harrison, LLC	NJ

List of Subs for 10k fiscal year ended 11/30/2011

Company Name	State of Incorporation	DBAs
Rialto Capital Advisors of New York, LLC	DE
Rialto Capital Advisors, LLC	DE
Rialto Capital Management, LLC	DE
Rialto Capital Partners, LLC	DE
Rialto Capital Services, LLC	DE
Rialto Partners GP, LLC	DE
Rialto REGI, LLC	FL
Rialto RL CML 2009-1, LLC	DE
Rialto RL RES 2009-1, LLC	DE
Rivendell Joint Venture	FL
Rivenhome Corporation	FL
RL BB Clearwater, LLC	FL
RL BB FINANCIAL, LLC	FL
RL BB Ocala, LLC	FL
RL BB-AL, LLC	AL
RL BB-FL Hillsborough, LLC	FL	Habana Plaza
RL BB-GA, LLC	GA
RL BB-IL, LLC	IL
RL BB-MS, LLC	MS
RL BB-NC BOL 18, LLC
RL BB-NC BOL, LLC	NC
RL BB-NC BSA, LLC	NC
RL BB-NC CCR, LLC	NC
RL BB-NC FCI, LLC	NC
RL BB-NC, LLC	NC
RL BB-OH, LLC	OH
RL BB-SC Brooksa, LLC	SC
RL BB-SC CLR IV, LLC	SC
RL BB-SC CLR V, LLC	SC
RL BB-SC CLR VI, LLC	SC
RL BB-SC CRRC, LLC	SC
RL BB-TN BRISTOL, LLC	TN
RL BB-TN RACEDAY TOWER, LLC	TN
RL BB-TN, LLC
RL BB-TX, LLC	TX
RL BB-WV, LLC	WV
RL CMBS Holdings, LLC	DE
RL CMBS Investor, LLC	DE
RL REGI ALABAMA, LLC	AL
RL REGI ARKANSAS, LLC	AR
RL REGI FINANCIAL, LLC	FL
RL REGI FLORIDA, LLC	FL
RL REGI GEORGIA, LLC	GA
RL REGI KANSAS, LLC	KS
RL REGI LOUISIANA, LLC	LA
RL REGI MISSISSIPPI, LLC	MS
RL REGI MISSOURI, LLC	MO
RL REGI NORTH CAROLINA, LLC	NC

List of Subs for 10k fiscal year ended 11/30/2011

Company Name	State of Incorporation	DBAs
RL REGI SOUTH CAROLINA, LLC	SC
RL REGI TENNESSEE, LLC	TN
RL REGI VIRGINIA, LLC	VA
RL Regi-AL Carrington, LLC	AL
RL REGI-AL HMS, LLC	AL
RL REGI-AL HP, LLC.	AL
RL REGI-AR GBE, LLC	AR
RL REGI-FL APOPKA, LLC	FL
RL REGI-FL CRC, LLC	FL
RL REGI-FL CUTLER RIDGE, LLC	FL
RL REGI-FL FT. PIERCE, LLC	FL
RL REGI-FL ITALIA, LLC	FL
RL REGI-FL PASCO COUNTY, LLC	FL
RL REGI-FL RUSKIN, LLC	FL
RL REGI-FL SARASOTA, LLC	FL
RL REGI-FL TPL, LLC	FL
RL REGI-FL VARC, LLC	FL
RL REGI-GA AS VILLAS, LLC	GA
RL REGI-GA DRAD, LLC	GA
RL REGI-GA HAY DB, LLC	GA
RL REGI-GA HMS, LLC	GA
RL REGI-GA MHU, LLC	GA
RL REGI-KS Conquest, LLC	KS
RL REGI-MO BRANSON, LLC	MO
RL REGI-MO GMB, LLC	MO
RL REGI-MO MOSCOW MILLS, LLC	MO
RL REGI-MO PIN OAK, LLC	MO
RL REGI-MS Double H, LLC	MS
RL REGI-MS OCEAN SPRINGS, LLC	MS
RL REGI-NC CIL, LLC	NC
RL REGI-NC CSP, LLC	NC
RL REGI-NC GTREE, LLC	NC
RL REGI-NC Little Wing	NC
RL REGI-NC Mland, LLC	NC
RL REGI-NC MLD, LLC	NC
RL REGI-NC RALEIGH, LLC	NC
RL REGI-NC RFP, LLC	NC
RL REGI-NC SUGARM, LLC	NC
RL REGI-NM, LLC	NM
RL REGI-SC LAKE E, LLC	SC
RL REGI-SC TCS, LLC	SC
RL REGI-SC TIG, LLC	SC
RL REGI-TN GVC, LLC	TN
RL REGI-TN OAK, LLC	TN
RL REGI-TN Sevierville, TN	TN
RL REGI-TN SPRINGHILL, LLC	TN
RL REGI-TN WILLIAMSON, LLC	TN
RL REGI-VA GLENA, LLC	VA

List of Subs for 10k fiscal year ended 11/30/2011

Company Name	State of Incorporation	DBAs
Rutenberg Homes of Texas, Inc.	TX
Rutenberg Homes, Inc.	FL
Rye Hill Company, LLC	NY
S. Florida Construction II, LLC	FL
S. Florida Construction III, LLC	FL
S. Florida Construction, LLC	FL
San Felipe Indemnity Co., Ltd.
San Lucia, LLC	FL
Santa Ana Transit Village, LLC	CA
Savannah Development, Ltd.	TX
Savell Gulley Development, LLC	TX
Scarsdale, LTD.	TX
Schulz Ranch Developers, LLC	DE
Seminole/70th, LLC	FL
Siena at Old Orchard, LLC	IL
Southbank Holding, LLC	FL
Spanish Springs Development, LLC	NV
St. Charles Active Adult Community, LLC	MD
State Home Acceptance Corp.	FL
Stoney Corporation	FL
Stoney Holdings, LLC	FL
Stoneybrook Clubhouse, Inc.	FL
Stoneybrook Golf Club, Inc.	FL
Stoneybrook Joint Venture	FL
Strategic Cable Technologies, L.P.	TX
Strategic Holdings, Inc.	NV	Lennar Communications Ventures (LCV)
Strategic Technologies Communications of California, Inc.	CA
Strategic Technologies, LLC	FL	Strategic Cable Technologies - Texas, Inc.
Summerfield Venture L.L.C.	IL
Summerwood, LLC	MD
TCO QVI, LLC	DE
Temecula Valley, LLC	DE
Texas-Wide General Agency, Inc.	TX
The Baywinds Land Trust	FL	Baywinds Land Trust D/B/A Club Vineyards, Dade County
The Bridges at Rancho Santa Fe Sales Company, Inc.	CA
The Bridges Club at Rancho Santa Fe, Inc.	CA
The Courts of Indian Creek L.L.C.	IL
The LNC Northeast Group, Inc.	DE
The Preserve at Coconut Creek, LLC	FL
Trade Services Investments, Inc.	CA
Treviso Holding, LLC	FL
Tustin Villas Partners, LLC	DE
Tustin Vistas Partners, LLC	DE
U.S. Home Corporation	DE
U.S. Home of Arizona Construction Co.	AZ
U.S.Home Realty, Inc.	TX

List of Subs for 10k fiscal year ended 11/30/2011

Company Name	State of Incorporation	DBAs
U.S. Insurors, Inc.	FL
UAMC Holding Company, LLC	DE
Universal American Insurance Agency, Inc.	FL
Universal American Insurance Agency, Inc.	TX
Universal American Mortgage Company, LLC	FL	Universal American Mortgage Company
Universal American Mortgage Company, LLC	FL	UAMC
Eagle Funding
UAMC d/b/a Eagle Home Mortgage
Eagle Home Mortgage of Washington and Eagle Funding of Washington
Eagle Home Mortgage
Eagle Funding
Eagle Home Mortgage of Oregon
Eagle Home Mortgage of Utah
Eagle Home Mortgage of Wyoming
Eagle Home Mortgage (Elko County)
USH—Flag, LLC	FL
USH (West Lake), Inc.	NJ
USH Equity Corporation	NV
USH LEE, LLC	FL
U.S.H Los Prados, Inc.	NV
USH Woodbridge, Inc.	TX
UST Lennar GP PIS 10, LLC	DE
UST Lennar GP PIS 7, LLC	DE
Valencia at Doral, LLC	FL
Vineyard Point 2009, LLC	CA
WCP, LLC	SC
West Chocolate Bayou Development, LLC	TX
West Lake Village, LLC	NJ
West Van Buren L.L.C.	IL
Westchase, Inc.	NV
Willowbrook Investors, LLC	NJ
Woodbridge Multifamily Developer I, LLC	DE
Woodbridge Multifamily Developer II, LLC	DE
Wright Farm, L.L.C.	VA